Exhibit 10.5

PROMISSORY NOTE

$1,140,000.00	Minneapolis, Minnesota July 2, 2014

FOR VALUE RECEIVED, the undersigned, Talon Bren Road, LLC, a Delaware limited liability company (“Undersigned”) whose address is 5500 Wayzata Blvd, Suite 1070, Minneapolis, MN 55416 agrees and promises to pay to the order of Jackson I, LLC, a Minnesota limited liability company, its endorsees, successors and assigns (“Holder”), at its principal office at 510 - 1st Avenue N., #600, Minneapolis MN 55403 or such other place as the Holder may from time to time designate, the principal sum of One Million One Hundred Forty Thousand and No/100 Dollars ($1,140,000.00) or so much as may from time to time be disbursed hereon, together with interest on the unpaid principal balance from the date hereof at a fixed per annum interest rate of Six Percent (6.00%) (“Note Rate”).  Interest hereunder shall be computed using the 365/360, method and shall be payable on the basis of the actual number of days elapsed.  Payment hereunder shall be in lawful money of the United States as follows:

1.

The entire principal balance and all accrued and unpaid interest shall be due and payable in full on August 31, 2014 (the “Loan Maturity Date”).

All payments shall be applied first to interest and then to principal, except that if any advance made by the Holder under the terms of any instrument securing this Note is not repaid, any monies received, at the option of the Holder, may first be applied to repay such advances, cost of collection, plus interest thereon, and the balance, if any, shall be applied as above.

The principal balance of this Note may be prepaid at anytime without penalty.

In the event that any payment required hereunder or under any instrument securing this Note is not received prior to the fifth (5th) day after its due date, the Undersigned agrees to pay a late charge of $.05 per $1.00 of unpaid payment as and for liquidated damages incident to such late payment.  This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights the Holder may have including the right to declare the entire unpaid principal and interest immediately due and payable.

This Note is made pursuant to the laws of the State of Minnesota and is secured by a Mortgage and Security Agreement and Fixture Financing Statement (“Mortgage”), encumbering certain real property and personal property situated in Hennepin County, Minnesota (the “Mortgaged Property”).

If default be made in any payment of principal or interest when due in accordance with the terms and conditions of this Note or if an Event of Default occurs under the Mortgage or any other default occurs under any instrument securing this Note, the entire unpaid principal balance together with accrued interest thereon shall become immediately due and payable at the option of the Holder hereof.  Whether or not Holder has exercised its right to accelerate, in the event of such a default in payment or an Event of Default under the Mortgage or any other instrument securing this Note, the Holder shall have the right to set-off any amount owed to it by the Undersigned under this Note against any right that the Undersigned may have to receive money from the Holder and against all of the Undersigned's accounts with Holder.  No prior notice of such set-off must be given.  If there is more than one Undersigned, the right to set-off shall be joint and several.  The Holder shall have no liability for wrongful dishonor in the event that an instrument is dishonored due to the Holder having exercised its rights of set-off.

Upon an Event of Default (as defined in the Mortgage), and at the option of the Holder hereof, interest shall thereafter be payable on the whole of the unpaid principal sum at the lesser of (i) six percent (6.0%) per annum in excess of the Note Rate, or (ii) the highest maximum rate permitted by law (“Default Rate”) whether or not the Holder hereof has exercised its option to accelerate the maturity of this Note and declare the entire unpaid principal indebtedness due and payable.

Time is of the essence.  No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note.  A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on a future occasion.

The Undersigned agrees to pay all costs, including reasonable attorney’s fees, at any time paid or incurred by the Holder in connection with the collection of any amounts due or enforcement of any other rights of Holder hereunder, or under the Mortgage or any other security instrument whether or not suit is filed with respect thereto, and whether or not Holder prevails therein.

The Undersigned, all sureties, guarantors, and all other persons liable for all or any part of the principal balance evidenced by this Note severally waive presentment for payment, protest and notice of non-payment.  Such parties hereby consent without affecting their liability to any extension or alteration of the time or terms of payment hereof, any renewal, any release of any party or all of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of, or resort to any party liable for payment hereof.

All agreements between the Undersigned and the Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum permissible under applicable law.  If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Mortgage or any other security instrument at any time given for the performance of such provision shall involve transcending the maximum permissible limits prescribed by law, then, the amounts to be paid shall automatically be reduced to the limit of such maximum permissible limits and if from any circumstances the Holder should ever receive as interest an amount which would exceed the maximum permissible limits, such amounts in excess of maximum permissible limits shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest.  This provision shall control every other provision of all agreements between the Undersigned and Holder.

In the event the Undersigned shall sell, convey, transfer, lease, further mortgage or encumber or dispose of the Mortgaged Property, or any part thereof, or any interest therein, or agrees so to do, or if additional members of the Undersigned are created or a controlling interest in the Undersigned is sold, transferred, pledged or assigned, each without the written consent of the Holder being first obtained, then at the sole option of the Holder, the Holder may declare the entire unpaid principal balance, together with accrued interest, due and payable in full and call for payment of the same in full at once.

This Note shall be construed, enforced and otherwise governed by the laws of the State of Minnesota.

HOLDER AND UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.  UNDERSIGNED ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE UNDERSIGNED, THAT THE HOLDER WOULD NOT HAVE EXTENDED CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT UNDERSIGNED HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER TO UNDERSTAND THE LEGAL EFFECT OF THIS WAIVER.

[signature page(s) attached]

Talon Bren Road, LLC, a Delaware

limited liability company

By:	/s/ MG Kaminski
Name: MG Kaminski
Its: President